January 18, 2013 Quarterly update FY 2013 first quarter Exhibit 99.2

Forward-looking statements

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factors include the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on
Form 10-K for the year ended September 30, 2012 and Johnson Controls’ subsequent Quarterly Reports on Form 10-Q.
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Agenda
Introduction
Glen Ponczak, Vice President, Global Investor Relations
Overview
Steve Roell, Chairman and Chief Executive Officer
Business results and financial review
Bruce McDonald, Executive Vice President and Chief Financial Officer
Q&A

2013 first quarter
Macro environment
Mixed automotive industry production
– Higher production (11%) in North America
– Lower production (-9%) in Europe
– Higher production in China (3%)
Warm early winter temperatures
– North America aftermarket battery demand still
below “normal” levels
Lower U.S., European commercial HVAC demand;
China still positive
– U.S.:  Positives in November ABI data; highest
since 2007
Mixed consumer confidence levels across various
geographies

Sales: $10.4 billion
vs. $10.4 billion in Q1 2012
Segment income: $541 million
vs. $621 million in Q1 2012
Net income: $354 million
vs. $424 million in Q1 2012
EPS: $0.52 per diluted share
vs. $0.62 in Q1 2012

2013 second quarter outlook
EPS: $0.40 - $0.42
Western European automotive
production down 14%
Short-term delays in flexing labor
Restructuring initiatives gathering
momentum
Large cost impact in the quarter
Significant launch activity
2013 full year outlook
No change to fiscal 2013 guidance
Segment income +10%
EPS $2.60 - $2.70
2013 first quarter
Q1 results are consistent with the
guidance provided in October, 2012

2013 first quarter
Building Efficiency
2013 2012
Net sales $3.5B $3.5B
Soft demand in North America, Europe
– Asia up 7%; GWS up 4%
– North America down 7%
– Europe down 10%
Segment income $172M $145M +19%
Benefit of pricing initiatives and SG&A reductions
– 80 bps improvement in segment income margins
Favorable net contract settlements

Commercial backlog
and orders
(at December 31, 2012)
$5.1B, level with year-ago
Backlog up in Asia,
down in North America
and Europe
Solutions down 17%
Orders down 9%
– Double-digit increase in
Asia more than offset
by other geographic
regions

2013 first quarter
Automotive Experience
2013 2012
Net sales $5.2B $5.3B
Higher seating and interiors volumes in North America
offset by lower demand in Europe
Electronics down 8%
– Higher exposure to Europe
China sales (mostly non-consolidated): up 21% to $1.4
billion
Segment income $101M $201M -50%
Higher engineering, product development costs
Operational inefficiencies
Lower production volumes in Europe, impact
of flexing labor
Profitability improvement in Interiors
– Benefitting from restructuring initiatives

Fiscal Q1 production
North America up 11%
Europe down 9%
China up 3%

2013 first quarter
Power Solutions
2013 2012
Net sales $1.7B $1.6B     +4%
Total unit shipments up 3%
– Higher OE demand in North America, Asia
– Aftermarket demand in North America
lower than 2012
Increased market share in Europe
Segment income $268M $275M -3%
Benefits of higher volume, increased vertical integration
and improved pricing
2012 quarter included non-recurring gain

Florence, South Carolina
Recycling Facility

2013 first quarter
Financial highlights

(in millions)
2013
(reported)
2012
(revised)
%
change
Sales $10,422 $10,417 NM
Gross profit
% of sales
1,508
14.5%
1,536
14.7%
-2%
SG&A expenses 1,052 1,035 2%
Equity income 85 120 -29%
Segment income $541 $621 -13%
5.2% 6.0%
Sales – Excluding FX, sales up 1%
(Euro/dollar average exchange rate at $1.30 in Q1 2013 vs. $1.35 in Q1 2012)
Gross profit – Operational challenges and volume declines in European automotive business
SG&A – Impact of investment in innovation and emerging markets
Equity income – Non-recurring gain in 2012

2013 first quarter
Financial highlights

(in millions, except earnings per share)
2013
(reported)
2012
(revised)
Segment income $541 $621
Financing charges - net 61 49
Income before taxes 480 572
Income tax provision 96 113
Net income 384 459
Income attributable to non-controlling interests 30 35
Net income attributable to JCI $354 $424
Diluted earnings per share $0.52 $0.62
Financing
Income tax provision
Non-controlling interests
– Higher debt levels associated with December 2011 bond issuance
– Underlying 2013 tax rate of 20%, consistent with 2012
– Increased ownership in Automotive JVs